DISPOSITIONS	6 Months Ended
Jun. 30, 2021
Disposal Of Noncurrent Assets [Abstract]
DISPOSITIONS	DISPOSITIONS
For the three and six month periods ended June 30, 2021, the partnership recognized a net gain on dispositions of $16 million due primarily to the disposition of an equity accounted investment in its advanced energy storage operations and $1,823 million due primarily to the partial disposition of the investment in its graphite electrode operations, respectively (June 30, 2020: net loss of $4 million and a net gain of $179 million).
On January 14, 2021, the partnership, together with institutional partners, sold 20 million common shares of its investment in its graphite electrode operations as part of a block trade transaction for total proceeds of $214 million. The transaction decreased the partnership’s voting interest in the investment to 48% but did not result in a loss of control. The partnership recorded a pre-tax gain of $239 million in the unaudited interim condensed consolidated statements of changes in equity, of which $82 million was attributable to the partnership.
On March 1, 2021, the partnership, together with institutional partners, sold an additional 30 million common shares as part of a block trade for total proceeds of $350 million, which decreased the partnership’s voting interest to 37% and resulted in the deconsolidation of its investment in its graphite electrode operations. The partnership retained significant influence and continued to account for its 13% economic ownership in the investment using the equity method. As a result of the loss of control, a pre-tax gain of $1,764 million was recorded in the unaudited interim condensed consolidated statements of operating results. The partnership’s share of the total pre-tax gain recorded in gain (loss) on acquisitions/dispositions was $609 million. The gain on deconsolidation was calculated as the fair value of the interest retained by the partnership, together with institutional investors, in shares of the investment, cash proceeds received on the sale of shares to third parties, net of the derecognition of net assets and non-controlling interests in the graphite electrode operations.
In May 2021, the partnership sold 11.3 million common shares of its graphite electrode operations through two block trade transactions for pre-tax proceeds of approximately $150 million. The transactions decreased the partnership’s economic ownership to 8%. The partnership recorded a pre-tax gain of $5 million in the unaudited interim condensed consolidated statements of operating results.
Additionally, the partnership recognized a pre-tax gain of $41 million in the first quarter of 2021 from the disposition of a portion of the partnership’s investment in public securities. The prior period unrealized fair value changes related to these securities were recorded in other income (expense), net in the unaudited interim condensed consolidated statements of operating results.
The gain recognized in the six month period ended June 30, 2020 is primarily related to the partnership’s sale of its cold storage logistics business for gross proceeds of approximately $255 million, resulting in a $186 million pre-tax gain recognized by the partnership.